SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)          January 18, 2001



                          Salient Cybertech, Inc.
            (Exact name of Registrant as specified in charter)



        Delaware                      0-28772                35-1990559
(State or other jurisdiction       (Commission            (I.R.S. Employer
   of incorporation)                File Number)           Identification No.)


              1999 Lincoln Drive, Suite 202, Sarasota, Florida     34236
                      (Address of principal executive offices)   (Zip Code)


                                  (941) 953-6168
                          (Registrant's telephone number,
                                including area code)

ITEM 4.  CHANGE OF ACCOUNTANTS.

The firm of Bobbitt, Pittenger and Company PA audited the financial statements of the Company for the fiscal year ended Dec. 31, 1998, through June 30, 1999. On March 20, 2000, pursuant to a vote of the Board of Directors, the firm of Stan J. H. Lee and Company was selected to audit the financial statements of the Company for the year ended December 31, 1999. On January 12, 2001, pursuant to a vote of the Board of Directors, the firm of Bobbitt, Pittenger and Company, PA was selected to audit the financial statements of the Company for the year ended December 31, 2000.

The report of Stan J. H. Lee and Company on the Company's financial statements for the fiscal year ended December 31, 1999, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the entire period of the engagement of Stan J. H. Lee and Company, through January 12, 2001, there had been no disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Stan J. H. Lee and Company 's satisfaction, would have caused Stan J. H. Lee and Company to make reference in connection with its reports to the subject matter of the disagreement.

ITEM 5.  OTHER EVENTS.

Gemini Learning Systems, Inc. and Kim Adolphe: Employment Contract

On January 18, 2001, Gemini Learning Systems, Inc. ("Gemini"), a wholly owned subsidiary of the registrant entered into an employment agreement with Kim Adolphe, the President and CEO of Gemini and a director of the registrant. The Agreement is fully reproduced as Exhibit 99 attached to this Report on Form 8K.

Salient Cybertech, Inc. and Pacifica Financial Group

Salient Cybertech, Inc. ("Salient"), had entered into a contract with Pacifica Financial Group (PFC) on December 5, 2000, which contract became operative on January 12, 2001, whereby PFC agreed to provide full and comprehensive Public Relations Services to Salient. The text of the agreement between PFC and Salient is attached hereto as Exhibit 99.2.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

B.       Exhibits

1.       Underwriting Agreements:
         None

2.       Constituent Documents:
   .1    Original Articles of Incorporation +
   .11 Amendment to Articles of Incorporation, Changing Registrant's Name From Mas Acquisition I Corp. to Sloan Electronics, Inc.++

3.       Constituent Documents:
   .13   Amendment to Articles of Incorporation, Changes in Securities,
         The Shareholders', provision for the  Issue of 20 shares of
         Preferred Stock with no par value convertible at the will of the holder into 1,500,000 Common Shares, as an anti-takeover Provision.*
   .2    By-Laws of the Registrant**
   .21   Current  By-Laws of the Registrant***
   .3 Plan and Agreement of Merger between Registrant and Sloan Electronics, Inc.****
   .31   Specimen Share Certificate**
   .32   Specimen Share Certificate, replacing Original Share Certificate*****

 16.1    Letter re: Change of Certifying Accountant (Stan J. H. Lee)      05.
    2    Letter re: Change of Certifying Accountant (Bobbitt, Pittenger)  06.

 99.1    Employment Agreement with Kim Adolphe                            07.
    2    Agreement with Pacifica Financial Group                          16.
___________________
+Incorporated by Reference to the Registrant's registration statement on Form 10-SB, SEC File Number 000-28772, Filed on September 4, 1996. ++Incorporated by Reference to the Registrant's Report on Form 8-K/A, SEC File Number 000-28772, Filed on March 18, 1998.
*Incorporated by Reference to the Registrant's registration statement on Form 10-QSB, SEC File Number 000-28772, Filed on August 13, 1999. **Incorporated by Reference to the Registrant's registration statement on Form 10-SB, SEC File Number 000-28772, Filed on September 4, 1996. ***Incorporated by Reference to the Registrant's Report on Form 10-QSB, SEC File Number 000-28772, Filed on November 13, 1999.
****Incorporated by Reference to the Registrant's Report on Form 8-K/A,
SEC File Number 000-28772, Filed on March 18, 1998.
*****Incorporated by Reference to the Registrant's Report on Form 10-KSB/A, SEC File Number 000-28772, Filed on April 7, 1998.

                                SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:		January 18, 2001

                                                  Salient Cybertech, Inc.


                                                  By: /s/Paul Sloan
                                                  --------------------------
                                                  Paul Sloan, President
                                                  and Director

Exhibit 16.1

                      BOBBITT, PITTENGER & COMPANY, P.A.
                        Certified Public Accountants



   January 18, 2001



   Securities and Exchange Commission
   450 Fifth Street N.W.
   Washington D.C.  20549



   Re:  Salient Cybertech, Inc.


   Dear Sir/Madam:


   Pursuant to the request of the above named company, we affirm that:


   1. We have read the Company's response to Item 4 of Form 8-K dated January 18, 2001.

   2.   We agree with the response.



   Very Truly Yours,

   /s/Bobbitt, Pittenger & Company, P.A./s/

   Certified Public Accountants



                CPA

 1605 Main Street, Suite 1010  Sarasota, FL 34236
 Telephone: 941-366-4450  Fax# 941-954-7508

Exhibit 16.2

                      Stan J. H. Lee, CPA's
                  Certified Public Accountants



   January 18, 2001


   Securities and Exchange Commission
   450 Fifth Street N.W.
   Washington D.C.  20549



   Re:  Salient Cybertech, Inc.


   Dear Sir/Madam:


   Pursuant to the request of the above named company, we affirm that:

   1. We have read the Company's response to Item 4 of Form 8-K dated January 18, 2001.

   2.   We agree with the response.

   3. There have been no disagreements on matters of accounting and auditing between our firm and the Company.


   Very Truly Yours,

   /s/Stan J. H. Lee, CPA/s/

   Certified Public Accountants






                CPA

Exhibit 99.1

                         EMPLOYMENT AGREEMENT



This employment agreement, dated as of January 18, 2001, by and between Gemini Learning Systems, Inc., an Alberta corporation, ("Company") and Kim Adolphe ("Executive"), to be effective January 1, 2001, (the "Employment Agreement").


                             RECITALS:

A.	Company is a wholly owned subsidiary of Salient Cybertech, Inc., and seeks to employ Executive.

B.	The Executive is willing to be employed by the Company and has made and is expected to continue to make major contributions to the profitability, growth and financial strength of the Business to be conducted by the Company.

C.	The Executive is willing to accept such employment.

D.	The Board of Directors of the Company, and of its parent, Salient
Cybertech, Inc., (the "Parent") a publicly traded Delaware Corporation, has authorized this Agreement with the Executive, and has approved all of the terms, conditions and undertakings hereof, all of which the board of the Company has found to be reasonable, proper and in the best interest of the Company.


        NOW, THEREFORE, in consideration of the mutual agreements and covenants herein contained, the parties agree as follows:

           1. EMPLOYMENT. The Company hereby agrees to employ the Executive and the Executive hereby agrees to accept employment with the Company in accordance with the terms and conditions set forth in this Employment Agreement.

           2. TERM. The term of this Employment Agreement shall begin as of the date hereof and continue until December 31, 2004. (The "Initial Term"). The Company hereby employs the Executive, and the Executive hereby accepts s such employment by the Company, for the Initial Term, subject to earlier termination pursuant to the provision of Section 7 hereof. The Executive's term of employment, including Renewal Terms, shall hereinafter be referred to as the "Employment Term".

           3. AUTOMATIC RENEWAL. If this Employment Agreement is still in full force and effect at the end of the Initial Term, it shall be automatically extended and continued from year to year unless terminated by the Executive at any time following the Initial Term upon the giving of not less than 120 days notice of termination (each such one (1) year period referred to as a "Renewal Term"). Except as otherwise provided herein, each Renewal Term shall be on the same terms and conditions as the Initial Term under this Employment Agreement. The Initial Term and any Renewal Terms are herein collectively referred to as the "Term". Company may only terminate this agreement with the unanimous consent of the Board of Directors of the Parent, or by a majority vote of the Board of Directors of the Parent for just cause. Just cause is defined as any act or misrepresentation that causes material harm to the Company, said act or misrepresentation being more than simple negligence (continued and repeated acts of simple negligence are deemed just cause for the purposes of this paragraph).

           4. COMPENSATION. For all services to be rendered by the Executive in any capacity during the Employment Term, including, without limitation, services as an executive officer, director or member of any committee of Company or any Related Entity, the Executive shall receive the following compensation:

A. Base Salary. During the Employment Term, the Company shall pay the Executive an annual salary of One Hundred Fifty Thousand Dollars ($150,000) in U. S. Funds (convertible into Canadian funds using the conversion rate as set by the Royal Bank of Canada on date of conversion, or such other standard as the parties hereto may agree upon, from time to time) of base salary plus any Annual Increase (defined below) (the "Base Salary"), payable in accordance with the Company's practice, but not less than monthly. The amount of Base Salary shall be reviewed by the Board of Directors of the Company at least once each year to insure that it is commensurate with the value of the services performed by the Executive and will be increased as a result of such review by an amount of at least 5% of the Base Salary (the "Annual Increase"). Increases in Base Salary in excess of 5% per annum as a result of such review will be at the sole discretion of the Board of Directors of the Company.

B. Annual Performance Bonus. The Executive shall be considered for an annual performance bonus based upon her performance during the applicable fiscal year and shall participate with other employees of Company in any executive compensation plan established by the Board of Directors of the Company. The said bonus, at minimum shall be equal to the following:

1) An initial payment of $30,000 upon the company reaching an overall break-even point, said point being defined as net profits before taxes of the Company, with net profit being defined as net profit as net profit using GAAP as calculated in the quarterly reviewed statements of Gemini and adjusted, as required, annually by the audited data provided by the auditors of Salient (Profit) plus any expenses associated with the Sarasota Office less the overall net loss recorded since the date the Company was purchased by Salient Cybertech, Inc. (the "B.E.")
2) Upon reaching the B.E., for the next $1,000,000 in Profits, a $50,000 cash bonus (First Bonus), said bonus to be paid proportionally for any Profit up to the said $1,000,000. Formula for calculation equals: $50,000
X (Profit / 1,000,000).
3) Upon exceeding the First Bonus, 7.5% of the Profit for the next $1,000,000. Formula for calculating Bonus is: 0.075 X (Profit-(B.E.+$1,000,000))
(defined as the "Second Bonus").
4) In the event the amount of Profit exceeds the amount specified in subsection 3 above, 10% of the Profit for the amount by which Profit exceeds B.E.+$2,000,000. Formula for calculation equals: 0.10X(Profit-(B.E.+ $2,000,000).
5) Any amount due above may be taken in Common Shares of Salient Cybertech, Inc., with the price per share to be calculated based on the closing bid price for the sale of the said Shares the day prior to the date upon which the said bonus amounts become due and owing.
6) Bonus amounts shall be calculated annually, and shall become due and owing on the 30th day following the end of each calendar year.

C. Expenses. The Company will reimburse or advance funds to Executive for all reasonable business, travel, entertainment and miscellaneous expenses incurred in connection with the performance of her duties under this Employment Agreement, in accordance with and subject to the Company's standard practices for reimbursement of employee expenses.

D. Vacation. At such reasonable time as the Company shall in its discretion permit, the Executive shall be entitled, without loss of pay, to absent herself voluntarily from the performance of her employment under this Employment Agreement, all such voluntary absences to count as vacation time, provided that it complies with the Paid Day Off ("PDO") package
(which includes sick time) available to all employees, but in no event less than three (3) weeks per year (the ("Paid Vacation Time"). The Executive, at the Executive's option, shall be allowed to accrue and carry over from one year to the next any unused Paid Vacation Time due under the terms of the Employment Agreement (including Paid Vacation Time accrued and unused since the date of the Executive's employment through the date of the

Employment Agreement.). In addition, the Executive shall be entitled to 7 days sick time per year, said time accruing from year to year.

E. Insurance.

(1) During the Employment Term, the Executive shall be entitled to participate in any and all group insurance, medical benefit, disability insurance, retirement or other employee benefit plans in effect from time to time and made generally available to employees of the Company of similar position, rank and seniority as the Executive, or any successor Company to which this Employment Agreement may be assigned.

(2) At the end of the Employment Term, the Executive shall have the option to purchase any life insurance policy obtained by the Company and covering her life for the case surrender value of such policy, if such purchase is permitted under the terms of the policy obtained by the Company.

F. Continuing Education.  During the Employment Term, the Executive shall be entitled to payment for all costs, including reasonable travel, meals and hotel accommodations, for attending seminars for continuing education
credit hours required to maintain any license.   If Executive determines
to seek other certification, such education credits necessary to meet such requirements shall be paid. All continuing education courses to be selected by Executive.

G. Option Plan. Executive shall be deemed a Key Management Employee and be entitled to all employee and executive stock option plans, subject to the election defined in paragraph 4(H) below.

H. Incentive Compensation. Executive will be an eligible employee for Incentive Compensation and shall be a member of any Incentive Compensation Committee established to determine the distribution of any Performance Distribution payable. However, the Executive shall be put to an annual election as to whether she will participate in such plan or elect to receive the amount of bonus defined in paragraph 4 (B) above.

I. In the event that this Agreement is terminated by the Company for any reason other than material misrepresentations, any matter pursuant to paragraph 7 hereinbelow, or acts which are criminal in nature, Executive shall be entitled to a cash severance equal to $1,000,000 in U. S. Funds, payable in equal installments over 10 years, or 500,000 shares in the Common Stock of Salient Cybertech, Inc., said stock to be issued 90 days after the said termination, and registered as free trading within one week of the said 90 days (subject only to any restrictions imposed with respect to trading restrictions on holdings equal to or exceeding 5% of the issued and outstanding stock of Salient Cybertech, Inc., and subject to approval by the Securities and Exchange Commission, and conditioned on Executive agreeing to comply with all rules and regulations as set by the S. E. C. from time to time). Said severance may be taken partially in cash and partially in Stock in any year, using the following formula to calculate the number of shares owed in any particular year: (cash taken to date/1,000,000 X 500,000)/10. The election is to be made 30 days prior to the payment of the annual cash payment, and payment in stock is to be made on the date cash payment is due. Registration shall be within 7 days on the terms and conditions hereinabove specified.

5. DUTIES OF EXECUTIVE

A. The Executive hereby agrees to serve as President and CEO of the Company and in such other additional executive positions as shall be assigned to the Executive. The Executive agrees to perform such services customary to such offices as shall from time to time be assigned to the Executive by the Company, and, in the absence of such assignment, such services customary to such office as are necessary to the operations of the Company, (the "Executive's Services"). The Executive shall devote all of her business time and effort to advance the business objectives of the Company. During the Employment Term, the Executive shall use her best efforts to discharge her duties under this Employment Agreement in compliance with applicable federal, state and local laws.

B. The Executive understands and agrees that the Company may from time to time require Executive to perform services for the related entities, in which event, the Executive shall perform her obligations under this Employment Agreement as if such related entities were a party to this Employment Agreement. Specifically, but without limitation of the foregoing, the provisions of Section 7 shall apply not only with respect to the Company but also with respect to the Related Entities for whom the Executive renders services.

6. WORKING FACILITIES. The Company, at its own cost, shall furnish the Executive with office facilities, technical and secretarial personnel, supplies, equipment and other facilities and services appropriate to her position and adequate for the performance of her duties hereunder.

7. TERMINATION. Notwithstanding anything to the contrary herein, this Employment agreement may be terminated at any time during the Term hereof upon the earlier occurrence of any of the following events:

A. Mutual written agreement between the Company and the Executive.

B. At the Company's option on thirty (30) days' written notice in the event of the Executive's Disability, as defined under any disability insurance policy on the Executive, if the Company carries such insurance, or otherwise meaning the Executive's inability to continuously perform the Executive's Services for the Company for a continuous period of ninety (90) days as a result of adverse health or physical condition as reported by a physician acceptable to the Executive and the Company, the acceptability of whom shall not be unreasonably withheld by either party.

C.  Upon the death of the Executive.

D.  By the Board of Directors for "cause", which shall mean:

(1) the Executive has been indicted, criminally charged or deemed guilty by the Board of Directors of:
(a) fraud, stealing, embezzlement or misappropriation of funds;
(b)   a material violation of the provisions hereof;
(c)   continuing failure to perform the Executive's duties; or
(d) excessive unexcused absenteeism from work other than for the Executive's Disability covered in Paragraph 7.B above; or

(2) the conviction of the Executive of any criminal felony.

E. The Company shall give Executive reasonable written notice and opportunity to cure any termination for cause based on Paragraph 7.D(1)(b), 7.D.(1)(c) or 7.D.(1)(d) above.

F. Upon termination of the Executive's employment for cause under Paragraph 7.D. (1)(a) or 7.D. (2) above, the Executive shall be entitled to receive only the compensation accrued, unpaid and payable as of the date of termination plus two months base salary, and shall not be entitled to additional compensation, bonuses or benefits, except as otherwise expressly provided herein or required by law. Upon termination of the Executive's employment for cause for any reason other than stated in Paragraph 7.D.
(1)(a) or 7.D (2) above, the Executive shall be entitled to receive her Base Salary, inclusive of any bonus compensation which could be earned for such period, for a one year period, as if the Employment agreement were not terminated.

8. EXECUTIVE'S TERMINATION. If the Executive terminated her employment with the Company, the Executive shall be entitled to receive only such Base Salary and Paid Vacation Time as has accrued and is payable to the Executive as of the date of such termination, plus base pay for a 90 day period thereafter, but no other amounts otherwise payable to the Executive.

9. CONFIDENTIALITY. The Executive shall execute the Company's standard employee confidentiality and non-compete agreements required of all employees of the Company (the "Non-Compete Agreement"). Upon termination of the Executive's employment for cause for any reason other than stated in Paragraph 7.A, 7.D(1)(a) or 7.D(2) above, the Executive shall be released from the provisions of the Non-Compete Agreement.

10. FEDERAL INCOME TAX WITHHOLDING. The Company shall withhold from any benefits payable under this Employment Agreement, or arrange for the payment of, any federal, state, local or other taxes, as shall be required pursuant to any law or governmental regulation or ruling, either American or Canadian.

11. WAIVER. No term or condition of this Employment Agreement shall be deemed to have been waived, nor shall there be any estoppel against the enforcement of any provision of this Employment Agreement, except by written instrument of the party charged with such waiver or estoppel.
No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future or as to any act other than that specifically waived.

12. GOVERNING LAW. This Employment Agreement shall be governed by and construed in accordance with the laws of the Province of Alberta, without reference to the conflicts or laws or principals thereof.

13. RELATIONSHIP OF PARTIES. The relationship between the Company and the Executive shall be that of employer and employee.

14. NOTICES. Any notice required or permitted to be given under this Agreement shall be effective upon delivery in person or mailing by certified mail, return receipt requested, to the parties at the addresses below:


           TO COMPANY:             Salient Cybertech, Inc.
                                   1999 Lincoln Dr., Suite 202
                                   Sarasota, FL 34236

           TO EXECUTIVE:           Kim Adolphe
                                   c/o Gemini Learning Systems, Inc.
                                   736 8th Ave. SW 11th Floor
                                   Calgary Alberta
                                   CANADA  T2P1H4

or to such other address as either party shall direct by notice to the other party.

15. ASSIGNMENT. This Employment Agreement and all of Executive's rights, duties and obligations hereunder are personal in nature and shall not be assignable by Executive. Any purported assignment thereof shall not be valid or binding on the Company. This Employment Agreement shall be assignable by the Company without the prior written consent of Executive. This Employment Agreement shall inure to the benefit of and shall be legally binding upon all permitted successors or assigns of the Company.

16. COUNTERPARTS. This Employment Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Employment Agreement by signing any such counterpart.

17. ENTIRE AGREEMENT. This Employment Agreement, along with any documents executed contemporaneously with the execution of this Employment Agreement, constitutes the entire understanding of the parties and supersedes any and all prior discussions, negotiations, employment agreements and understandings, whether oral or written, with respect to the subject matter hereof. This Employment Agreement can be modified only by a written instrument properly executed by the Executive and the Company.

18. SEVERABILITY. In the event any one or more provisions of this Employment Agreement shall, for any reasons, be held invalid, illegal or unenforceable, the remaining provisions of this Employment shall be unimpaired, and the invalid, illegal or unenforceable provision shall be replaced by a mutually acceptable valid, legal and enforceable provision which comes closest to the intent of the parties.

19. PREVAILING PARTY'S ATTORNEYS' FEES. If any legal action or other proceeding is brought for the enforcement of this Employment Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any provision of this Employment Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys' fees, sales and use taxes, court costs and all reasonable expenses, even if not taxable as court costs (including, without limitation, all such fees, taxes, costs and expenses incident to arbitration, appellate, bankruptcy, and post-judgment proceedings) incurred in that action or proceeding, in addition to any other relief to which such party may be entitled. Attorneys' fees shall include, without limitation, paralegal fees, investigative fees, administrative costs, sales and use taxes, and all other charges billed by the attorney to the prevailing party.

20. GOOD FAITH DEALINGS. The parties acknowledge and accept their duties to deal with each other in good faith in applying the provisions of this Employment Agreement, including but not limited to those dealing with termination.

21. IN WITNESS WHEREOF, and intending to be legally bound hereby, Company and Executive have executed and delivered this Employment Agreement as of the date and year first above written.

                                     By: ___________________________________
                                         Paul Sloan, President,
                                         Salient Cybertech, Inc.



                                     By: ___________________________________
                                         Paul Sloan, President,
                                         Salient Cybertech, Inc.
                                         for Gemini Learning Systems, Inc.


                                     By: ___________________________________
                                         Kim Adolphe

                     FINANCIAL PUBLIC RELATIONS AGREEMENT


   This Agreement is made and entered into on the 5th day of December, 2000 between Salient Cybertech, Inc., ("Company"), a Delaware corporation, having offices at 1999 Lincoln Drive, Suite 202, Sarasota, Florida 34236 and Pacifica Financial Group ("Consultant"), a California corporation, having offices at 2102 Business Center Drive, Suite 121, Irvine, California 92612.

   In consideration of the mutual promises made herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Engagement.  The Company hereby engages the Consultant, to render financial consulting advice to the Company upon the terms and conditions set forth herein.  It is understood and acknowledged by the parties that the value of Consultant's advice is not readily quantifiable and that, although Consultant shall be obligated to render the advice contemplated by this Agreement upon the reasonable request of the Company, Consultant shall not be obligated to spend any specific amount of time in so doing. Consultant's duties may include, but will not necessarily be limited to:
(a)	Disseminating information about the Company to the investment community at large;
(b)	Assisting in the Company's financial public relations and help create investor awareness programs;
(c)	Assist and introduce the Company to the following:
	(i) 	Broker syndication;
	(ii)	Market Making;
	(iii) 	Investor Groups.
(d)	Rendering advice with regard to internal operations, including:
(i)	The formation of corporate goals and their implementation;
(ii)	The Company's financial structure and its divisions or subsidiaries;
and
(iii)	Corporate organization and personnel.
(e)	Rendering advice with regard to any of the following corporate finance matters:
(i)	Changes in the capitalization of the Company;
(ii)	Changes in the Company's corporate structure;
(iii)	Redistribution of shareholdings of the Company's stock;
(iv)	Offerings of securities in public and private transactions;
(v)	Alternative uses of corporate assets;
(vi)	Structure and use of debt; and
(vii)	Sale of stock, owned by insiders, pursuant to Rule 144 or otherwise.
(f)	The Consultant will furnish the Company activity reports on a bi-weekly basis. Consultant shall also render such other financial consulting services as may, from time to time, be agreed upon by Consultant and the Company.

2.	Compensation.	The Company shall pay Consultant the following
compensation:
(a) 	$77,500.00 to be paid in three equal payments, first payment of
$25,000.00 to be made upon signing of the agreement, second payment of $25,000.00 in forty five days from the initial payment, third payment of $27,500.00 in forty days from the second payment.
(b)	An option to purchase 400,000 shares of Salient Cybertech Common
Stock (OTC:BB: SLEL) ("Shares"), at a strike price of $.02 per share. Shares due to the Consultant from the Company upon execution of this Agreement.
(c)     250,000 shares of Salient Cybertech, Restricted 144 stock.

The Shares are fully earned by Consultant as of the execution of this Agreement and may not be canceled or terminated by the Company for any reason.

3.      Expenses.   Pursuant to this Agreement, in addition to the fees
payable hereunder, and after the submission of appropriate evidence of expenditures, the Company shall promptly reimburse Consultant for all reasonable travel and out-of-pocket expenses incurred in connection with the services performed by Consultant.

4.      Company Covenants.    The Company covenants and agrees:
(a)	To furnish to Consultant disclosure and filing materials,
financial statements, business plans, promotional materials, annual reports and press releases; and
(b)	To distribute due diligence packages in ample quantities to
potential investors as well as to the brokerage community.

5.      Company Representations.    The Company hereby represents and
warrants that all opinions and advice, (written or oral), given by Consultant to the Company, in connection with Consultant's engagement, are intended solely for the benefit and use of the Company in considering the transaction to which they relate. The Company agrees that no person or entity other than the Company shall be entitled to make use of, or rely upon, the advice of Consultant to be given hereunder. No such opinion or advice shall be used for any manner or for any purpose, nor may the Company make any public references to Consultant, or use the Consultant's name in any annual reports or any other reports or releases of the Company, without Consultant's prior written consent.

6.      Company Information.   The Company recognizes and confirms that,
in advising the Company hereunder, Consultant will use and rely on data, material and other information furnished to Consultant by the Company, without independently verifying the accuracy, completeness or veracity of same. Consultant may disseminate, through the use of the media and advertisement, the contents of the due diligence package and any research reports in order to attract potential investors as well as the brokerage community.

7.      Confidentiality.   Consultant will hold in confidence any
confidential information, which the Company provides to Consultant, pursuant to this Agreement, which is designated by an appropriate stamp or legend as being confidential. Notwithstanding the foregoing, Consultant shall not be required to maintain confidentiality with respect to information; (i) which is or becomes part of the public domain not due to the breach of this Agreement by Consultant; (ii) of which it had independent knowledge prior to disclosure; (iii) which comes into the possession of Consultant in the normal and routine course of its own business from and through independent non-confidential sources; or (iv) which is required to be disclosed in accordance with applicable law. If Consultant is requested or required to disclose any confidential information supplied to it by the Company, Consultant shall, unless prohibited by law, promptly notify the Company of such request(s) so that the Company may seek an appropriate protective order.

8.      Business Activities.   The Company acknowledges that Consultant or
its affiliates are in the business of providing financial services and consulting advice to others. Nothing herein contained shall be construed to limit or restrict Consultant in conducting such business with others, or in rendering such advice to others.

9.	Term.  This Agreement shall commence on the date hereof and will terminate on the anniversary from the date hereof.

10.     Indemnity.   The Company agrees to indemnify and hold harmless
Consultant, its employees, agents, representatives and controlling persons from and against any and all losses, claims, damages, liabilities, suits, actions, proceedings, costs and expenses (collectively, "Damages") including, without limitation, reasonable attorney fees and expenses, as and when incurred, if such Damages were directly or indirectly caused by, relating to, based upon or arising out of the rendering by Consultant of services pursuant to this Agreement, so long as Consultant shall not have engaged in intentional or willful misconduct, or shall have acted grossly negligent, in connection with the services provided which form the basis of the claim for indemnification. This paragraph shall survive the termination of this Agreement.

11.     Independent Contractor.    Consultant shall perform its services
hereunder as an independent contractor and not as an employee or agent of the Company or any affiliate thereof. Consultant shall have no authority to act for, represent or bind the Company or any affiliate thereof in any manner, except as may be expressly agreed to by the Company in writing from time to time.


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12.     No Broker/Dealer Services.   The Company acknowledges that
Consultant is not a registered broker-dealer and that Consultant cannot, and shall not be required hereunder, to engage in the offer or sale of securities on behalf of the Company. While Consultant has relationships and contacts with various investors, broker-dealers, and investment funds, Consultant's participation in the actual offer or sale of the Company's securities shall be limited to that of an advisor to the Company and a "finder" of investors, broker-dealers and funds. The Company acknowledges and agrees that the solicitation and consummation of any purchases of the Company's securities shall be handled by the Company or one or more NASD member firms engaged by the Company for that purpose.


13.     No Guaranty.   The Company acknowledges that Consultant cannot
provide any guaranty of assurance that the Company will be successful in completing any transactions of the types described herein, as they are subject to numerous factors which are beyond the control of Consultant, including, but not limited to, market conditions, results of operations of the Company, industry trends and underwriter interest.

14.     Miscellaneous.   This Agreement constitutes the entire agreement
between the parties with respect to the subject matter hereof. No provision of the Agreement may be amended, modified or waived, except in writing, signed by both parties. This Agreement shall be binding upon and inure to the benefit of each of the parties and their respective successors, legal representatives and assigns. This Agreement may be executed in counterparts. In the event of any dispute under this Agreement, then and in such event, each party agrees that the same shall be submitted to the American Arbitration Association ("AAA") in the County of Orange, for its decision and determination in accordance with its rules and regulations then in effect. Each of the parties agrees that the decision and/or award made by the AAA may be entered as judgment of the Courts of the State of California, and shall be enforceable as such. This Agreement shall be construed and enforced in accordance with the laws of the State of California, without giving effect to conflict of laws.

15.	Attorneys' Fees.   In any legal action brought to enforce the
provisions of this Agreement, including the breach thereof, the prevailing party shall be entitled to recover all costs and expenses, including reasonable attorneys' fees, incurred in enforcing or attempting to enforce any of the terms, covenants or conditions, including costs incurred prior to commencement of legal action and all costs and expenses, including reasonable attorneys' fees, incurred in any appeal from an action brought to enforce any of the terms, covenants, and conditions.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the day and year first above written.




_________________________                           ______________
Paul Sloan                                               Date
President and CEO
Salient Cybertech, Inc.





__________________________                         _______________
Carl R. Marciniak                                        Date
Managing Partner
Pacifica Financial Group


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